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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 March 31, 1996
                Date of Report (Date of earliest event reported)

                        The Chase Manhattan Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

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                   1-5805                                         13-2624428
          (Commission File Number)                     (IRS Employer Identification No.)
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                   270 Park Avenue, New York, New York 10017
              (Address of principal executive offices)(Zip Code)

                                 (212) 270-6000
              (Registrant's telephone number, including area code)

                          Chemical Banking Corporation
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     The merger (the "Merger") of The Chase Manhattan Corporation ("Old Chase") with and into The Chase Manhattan Corporation (formerly known as Chemical Banking Corporation) (the "Company") was consummated on March 31, 1996. As a result of the Merger, the Company, which is the surviving corporation of the Merger, changed its name from "Chemical Banking Corporation" to "The Chase Manhattan Corporation". Also as a result of the Merger, each outstanding share of common stock of Old Chase was converted into 1.04 shares of common stock of the Company and each outstanding share of preferred stock of Old Chase was converted into one share of preferred stock of the Company having substantially the same rights, powers, privileges and preferences as such share of Old Chase preferred stock. The basic terms of the Merger were described in the Joint Proxy Statement/Prospectus of the Company and Old Chase dated October 31, 1995, which was included in the Company's Registration Statement on Form S-4 (Registration No. 33-63833), to which reference is hereby made. Copies of the Company's press releases announcing the completion of the Merger and describing the changes in the trading symbols of the Company's equity securities are filed as exhibits hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

          (1) The audited consolidated statements of condition of Old Chase and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of income, cash flows and changes in stockholders' equity for each of the years in the three-year period ended December 31, 1994 (incorporated by reference to Old Chase's Annual Report on Form 10-K for the fiscal year ended December 31, 1994).

          (2) The unaudited consolidated statement of condition of Old Chase as of September 30, 1995 and the unaudited consolidated statements of income, cash flows and changes in shareholder's equity of Old Chase and subsidiaries for the nine months ended September 30, 1995 and 1994 (incorporated by reference to Old Chase's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995).

(b)  PRO FORMA FINANCIAL INFORMATION

     The unaudited pro forma combined balance sheet of the Company and Old Chase at December 31, 1995, the unaudited pro forma combined statements of income of the Company and
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                                                                               3
Old Chase for each of the years in the three-year period ended December 31, 1995 and the notes to unaudited pro forma combined financial statements included therewith (incorporated by reference to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995).

(c)  EXHIBITS

     The following exhibits are filed with this report:

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 EXHIBIT NO.                                      DESCRIPTION
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2                 Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical
                  Banking Corporation and The Chase Manhattan Corporation (incorporated by reference to Exhibit 2 to Current Report on Form 8-K of Chemical Banking
                  Corporation, dated August 27, 1995)
4                 Certificate of Merger of The Chase Manhattan Corporation with and into
                  Chemical Banking Corporation
99.1              Press Release (announcing Merger and change in common stock trading symbol)
99.2              Press Release (announcing changes in preferred stock trading symbols)
99.3              Report of Price Waterhouse dated January 17, 1995
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             THE CHASE MANHATTAN CORPORATION
                                                       (Registrant)

                                          By /s/ John B. Wynne
                                            --------------------------------
                                            Name:  John B. Wynne
                                            Title: Secretary

Dated: April 1, 1996.
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                                                                               5

                                 EXHIBIT INDEX

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EXHIBIT
 NO.                                           DESCRIPTION                                  PAGE
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   2            Agreement and Plan of Merger, dated as of August 27, 1995, between
                  Chemical Banking Corporation and The Chase Manhattan Corporation
                  (incorporated by reference to Exhibit 2 to Current Report on Form 8-K of
                  Chemical Banking Corporation dated August 27, 1995)
   4            Certificate of Merger of The Chase Manhattan Corporation with and into
                  Chemical Banking Corporation
99.1            Press Release (announcing Merger and change in common stock trading symbol)
99.2            Press Release (announcing changes in preferred stock trading symbols)
99.3            Report of Price Waterhouse dated January 17, 1995
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